SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2006

FOUNTAIN POWERBOAT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-14712	56-1774895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Drawer 457
Washington, North Carolina 27889
(Address of principal executive offices)

Registrant’s telephone number, including area code: (252) 975-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report on Form 8-K, the words “we,” “our” and similar terms refer to the Registrant, Fountain Powerboat Industries, Inc.

Item 2.02. Results of Operations and Financial Condition

On February 9, 2006, we announced our results of operations for the quarter ended December 31, 2005. A copy of our press release is furnished as Exhibit 99.1 to this Report.

Exhibit No.	Exhibit Description
99.1	Copy of our press release dated February 9, 2006

Disclosures About Forward Looking Statements

Statements in this Report and its exhibits relating to our plans, strategies, economic performance and trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated, from our historical results, or from any results expressed or implied by the forward looking statements. Forward-looking statements may be identified by terms such as “may,”  “will,”  “should,”  “could,”  “expects,”  “attain,”  “plans,”  “intends,”  “anticipates,”  “believes,”  “estimates,”  “predicts,”   “forecasts,”  “potential” or “continue,” or similar terms or the negative of these terms, or other statements concerning our goals or opinions or judgments of our management about future events. Factors that could influence the accuracy of those forward-looking statements include factors discussed in our Annual Report on Form 10-K and in other documents we file with the Securities and Exchange Commission from time to time. Copies of those reports are available through our Internet website at www.fountainpowerboats.com or directly through the Commission’s website at www.sec.gov. Other factors that could influence the accuracy of those forward-looking statements include, but are not limited to: the financial success or changing strategies of our dealers and customers; effects of changes in the domestic and international economies on the marine industry and customer purchase decisions; our sales volume and our ability to meet our sales goals; customer acceptance of our products, services and price structure; the success of our brand development efforts; the volatile and competitive nature of the marine industry and our ability to compete effectively against other manufacturers of products similar to ours; market conditions; changes in foreign exchange rates; actions of government regulators; our ability to control costs; changes in interest rate levels; and other developments or changes in or that affect our business that we do not expect or that we cannot control. Although our management believes that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We have no obligation to update these forward-looking statements.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

FOUNTAIN POWERBOAT INDUSTRIES, INC.
(Registrant)

Date: February 10, 2005	By:	/s/ Irving L. Smith
Irving L. Smith Chief Financial Officer